Segment Information (Tables)	6 Months Ended
Jun. 30, 2013
Segment Reporting [Abstract]
Schedule of Revenue from External Customers and Long-Lived Assets, by Geographical Areas [Table Text Block]
We have one operating segment with operations primarily in the United States and Canada. Sales are assigned to geographic locations based on the location of customers. The 2012 revenue is being presented to conform with 2013 presentation in consideration of transfer pricing adjustments. Geographic information is as follows (in thousands):

	Three Months Ended June 30,		Six Months Ended June 30,
	2013	2012	2013	2012
Revenue:
United States	$2,834	$3,343	$5,129	$6,150
Canada	1,404	1,617	2,174	2,619
Other countries	49	303	80	361
Total revenue	$4,287	$5,263	$7,383	$9,130